Exhibit 10.18

CE-DOCM- 022/2002	Recife, Janeiro 15, 2002.

Dr. Ricardo de Maya Simões
Electric Energy Manager
Trikem UCS/AL
São Paulo — SP

     Subject: Addendum No. 9 to the Contract of Potency Reserve and Supply of Electric Power

Dear Sir:

We are returning herewith, duly signed, an original copy of Addendum No. 09 to the Contract of Potency Reserve and Supply of Electric Power, entered by and between CHESF and TRIKEM UCS/AL.

At this time, we transmit to you our best regards.

Very truly yours,

(signed by)
Teófilo de Holanda Cavalcanti

Manager, Energy Trade Division - DOCM
‘Phone/Fax (0**81) 3229-4103/3229-4087
e-mail: teofiloh@chesf.gov.br.

Addendum No. 09 to the Contract of Potency Reserve and Supply of Electric Power, executed by and between Companhia Hidro Elétrica do São Francisco - CHESF and Trikem S/A, on 06/02/1998.

COMPANHIA HIDRO ELÉTRICA DO SÃO FRANCISCO, operator of electric power public services, established in the City of Recife, State of Pernambuco, at Rua Delmiro Gouveia number 333, District of Bongi, enrolled in the Taxpayers’ General Registry of the Ministry of Finance under number 33 541 368/0001-16 and in the Fiscal Registry of the State of Pernambuco under number 18 1 001 0005584-6, hereinafter referred to as CHESF, and TRIKEM S/A, with its industrial facilities in the Municipality of Maceió, State of Alagoas, enrolled in the Taxpayers’ General Registry of the Ministry of Finance under number 13 558 226/0013-98 and in the Fiscal Registry of the State of Alagoas under number 240 07111-5, hereinafter referred to as CONSUMER, the parties being represented by their Directors who signed “in-fine”, have mutually adjusted this ADDENDUM TO THE CONTRACT OF POTENCY RESERVE AND SUPPLY OF ELECTRIC POWER, according to the following clauses:

1st CLAUSE	The subject matter of this Addendum is establishing, for all contractual purposes, the quantities of reserved potency, according to the values and periods included in the attached table, which is an integral part of this Addendum.

The other clauses in the contract hereby appended, remain unchanged with respect to all provisions that do not expressly or implicitly are conflicting herewith.

Being thus agreed, the parties sign this instrument on 3 (three) copies of equal content and configuration, in the presence of the witnesses indicated.

Recife, December 03, 2001

COMPANHIA HIDRO ELÉTRICA DO SÃO FRANCISCO — CHESF

(Signed by) Mozart de Siqueira Campos Araujo, Director President	(Signed by) Paulo de Tarso da Costa, Operations Director

TRIKEM S/A.

(illegible signature) Name: Osvaldo Urdaniz Deiro Position: Director WITNESSES:	(illegible signature) Name: Ricardo Maya Gomes Simões Position: Electric Energy Manager
(illegible signature)	(illegible signature) CPF: 192 420 694-34

TABLE OF POTENCY RESERVE — ENCLOSURE I

Addendum No. 09 to the Contract of Potency Reserve and Supply of Electric Power, executed by and between Companhia Hidro Elétrica do São Francisco - CHESF and Trikem S/A, on 12/03/2001.

			MONTHLY
PERIOD OF SUPPLY		PERIOD IN	(VALUES IN KW)
Item	Month/Year	THE YEAR	Peak	Out of Peak
01	Jan to Apr/2002	Wet	170,000	170,000
02	May to Nov/2002	Dry	170,000	170,000
03	Dec/2002	Wet	170,000	170,000
04	Jan to Apr/2003	Wet	170,000	170,000
05	May to Nov/2003	Dry	170,000	170,000
06	Dec/2003	Wet	170,000	170,000
07	Jan to Apr/2004	Wet	170,000	170,000
08	May to Nov/2004	Dry	170,000	170,000
09	Dec/2004	Wet	170,000	170,000
10	Jan to Apr/2005	Wet	170,000	170,000
11	May to Nov/2005	Dry	170,000	170,000
12	Dec/2005	Wet	170,000	170,000
13	Jan to Apr/2006	Wet	170,000	170,000
14	May to Nov/2006	Dry	170,000	170,000
15	Dec/2006	Wet	170,000	170,000

COMPANHIA HIDRO ELÉTRICA DO SÃO FRANCISCO — CHESF

(Signed by) Mozart de Siqueira Campos Araujo, Director President	(Signed by) Paulo de Tarso da Costa, Operations Director

TRIKEM S/A.

(illegible signature) Name: Osvaldo Urdaniz Deiro Position: Director	(illegible signature) Name: Ricardo Maya Gomes Simões Position: Electric Energy Manager
WITNESSES:

((illegible signature)	(illegible signature) CPF: 192 420 694-34